UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2006

FIRST NATIONAL LINCOLN CORPORATION

(Exact name of Registrant as specified in charter)

MAINE

(State or other jurisdiction of incorporation)

0-26589 01-0404322

(Commission file number) (IRS employer identification no.)

Main Street, Damariscotta, Maine 04853

(Address of principal executive offices) (Zip Code)

(207) 563-3195

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is

intended to simultaneously satisfy the filing obligations

of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement	Page 1

Item 9.01 Financial Statements and Exhibits	Page 1

Signatures	Page 2

Exhibit Index	Page 3

Section 1 - Financial Information

Item 1.01 Entry into a Material Definitive Agreement.

On January 25, 2006, the Registrant amended certain Employment Continuity Agreements with Tony C. McKim and Ronald J. Wrobel that were assumed by the Registrant in accordance with the terms of the Agreement and Plan of Merger between the First National Lincoln Corporation and FNB Bankshares dated August 25, 2004.

The Employment Continuity Agreements, as assumed by the Registrant, provide that if the employment of the executive officer is terminated, or he elects to resign, within 24 months following the merger, the executive will receive a lump sum severance payment equal to 299% of his base salary as of December 31, 2004, provided that if such payment, alone or together with other payments the executive is entitled to receive on account of a "change in control" (as defined therein) would constitute a "parachute payment" under federal income tax law, the payment would be reduced to the largest amount that would not be subject to the excise tax applied to parachute payments. Under the terms of the Employment Continuity Agreements as amended, each executive agrees that if he receives payments thereunder he will not accept employment with any financial institution which has an office or branch in any of Knox, Lincoln, Hancock or Washington counties, Maine for a period of one year from the date of his termination or resignation.

The January 25, 2006, amendment removes the executive's right to receive the above stated lump sum severance payment if he elects to resign, in exchange for an amount equal to 10% of the lump sum severance payment as defined above, payable immediately. In addition, the executive will be entitled to a lump sum severance payment for a period of up to ten years from the January 14, 2005, if the employment of the executive is terminated by the Registrant. The amount of this lump sum severance payment will decrease by 10% each year until the end of the ten-year period.

A specimen Amendment to Employment Continuity Agreement is filed herewith as Exhibits 10.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

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The following Exhibits are being furnished herewith:

10.1 Specimen Copy of Second Amendment to Employment Continuity Agreement

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL LINCOLN CORPORATION

By: /s/ F. STEPHEN WARD

F. Stephen Ward

Executive Vice President &

Chief Financial Officer

Dated: January 31, 2006

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Specimen Copy of Second Amendment to Employment Continuity Agreement